UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

NORTHWEST PIPE COMPANY
(Exact name of registrant as specified in its charter)

Oregon	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100
Vancouver, WA 98684
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 360‑397‑6250

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Approval of the 2022 Stock Incentive Plan

At the 2022 Annual Meeting of Shareholders of Northwest Pipe Company (the “Company”) on June 16, 2022, the Company’s shareholders approved and adopted the Company’s 2022 Stock Incentive Plan (the “2022 Plan”). The 2022 Plan was approved by the Company’s Board of Directors (the “Board” or “Board of Directors”) on April 7, 2022, subject to approval by the Company’s shareholders. The 2022 Plan will be administered by the Compensation Committee of the Company’s Board of Directors. The 2022 Plan provides for awards of stock options, stock appreciation rights, restricted and unrestricted shares of common stock and restricted stock units. A total of 1,000,000 shares of the Company’s common stock have been reserved for issuance under the 2022 Plan. The foregoing description of the 2022 Plan does not purport to be complete and is qualified in its entirety by reference to the description of the 2022 Plan set forth under the caption “Approval of 2022 Stock Incentive Plan” in the Company’s Proxy Statement dated April 18, 2022, filed with the Securities and Exchange Commission on April 28, 2022 (the “Proxy Statement”) and by the full text of the 2022 Plan, which was attached to the Proxy Statement as Appendix A, both of which are incorporated herein by reference.

Grant of Performance Share Units and Restricted Stock Units

On June 16, 2022, the Board of Directors of the Company, upon the approval and recommendation of the Compensation Committee, approved grants of performance share units (“PSUs”) and restricted stock units (“RSUs”) for the following Named Executive Officers of the Company in the amounts set forth below. Pursuant to these long-term incentive grants, each Named Executive Officer received an award of PSUs and RSUs valued at an amount equal to a specific percentage of his respective annual base salary, with 75 percent of each award represented by PSUs and 25 percent of each award represented by RSUs.

The PSUs awarded will vest based on the Company’s Earnings before Interest Expense, Income Taxes, Depreciation, and Amortization Margin before extraordinary or unusual items over the measurement period (as described in the PSU agreement). The actual number of PSUs which will vest will be determined based on the performance level achieved and may be equal to, greater than, or less than the number of PSUs specified below, which indicate each Named Executive Officer’s award at target performance level. The PSUs awarded will vest in three equal installments on March 31, 2023, April 1, 2024, and March 31, 2025. In the event a change in control of the Company (as defined in the PSU agreement) occurs at any time prior to the last vesting date, unless the PSUs are to be assumed, exchanged, or otherwise continued in accordance with their terms, the PSUs will be immediately vested, and the amount awarded will be based on the results obtained through the change in control date. The foregoing descriptions of the terms of the PSU awards are qualified by reference to the full text of the form of the agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The RSUs awarded vest in three equal installments on January 16, 2023, January 15, 2024, and January 15, 2025, based upon continued service with the Company on that date. In the event a change in control of the Company (as defined in the RSU agreement) occurs at any time prior to the last vesting date, unless the RSUs are to be assumed, exchanged, or otherwise continued in accordance with their terms, a pro-rata number of RSUs will be calculated based on time elapsed as of the date of the change in control, and those RSUs will be immediately vested. The foregoing descriptions of the terms of the RSU awards are qualified by reference to the full text of the form of the agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Named Executive Officer	Performance Share Units	Restricted Stock Units
Scott Montross Director, President, and Chief Executive Officer	23,850	7,950
Aaron Wilkins Senior Vice President, Chief Financial Officer, and Corporate Secretary	7,567	2,522
Miles Brittain Executive Vice President	7,567	2,522
Eric Stokes Senior Vice President and General Manager, Water Transmission Steel Pressure Pipe	6,790	2,264

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting of Shareholders of Northwest Pipe Company on June 16, 2022, the Company’s shareholders: (i) elected one director; (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; (iii) ratified the appointment of Moss Adams LLP as the Company’s independent registered public accountants for the year ending December 31, 2022; and (iv) approved the Company’s 2022 Stock Incentive Plan. Set forth below are the voting results for each of these proposals.

Proposal 1:      Election of one director:

Nominee	For	Withheld	Broker Non‑votes
Michael Franson (three‑year term)	3,881,528	4,124,773	781,728

Proposal 2: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non‑votes
6,620,927	1,064,498	320,876	781,728

Proposal 3: Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accountants for the year ending December 31, 2022:

For	Against	Abstain	Broker Non‑votes
8,775,191	8,846	3,992	-

Proposal 4: Approval of the Northwest Pipe Company 2022 Stock Incentive Plan:

For	Against	Abstain	Broker Non‑votes
6,869,913	1,117,468	18,920	781,728

Although, as indicated above, Mr. Franson was reelected as a director of the Company, Mr. Franson received a greater number of “withheld” votes from his election than votes “for” his election. The Company believes that the large number of “withhold” votes received by Mr. Franson was primarily a result of a report issued by ISS Proxy Advisory Services Committee (“ISS”) in which ISS recommended votes be “withheld” for Mr. Franson because of the lack of racial or ethnic diversity on the Board. According to ISS, Mr. Franson received such recommendation because he was the only director standing for re-election, and the recommendation was made in accordance with ISS’s proxy voting guidelines, which are of general applicability and without regard to Mr. Franson individually.

The Company’s Corporate Governance Principles provide that at any shareholder meeting at which Directors are subject to an uncontested election, any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must submit to the Board a letter of resignation for consideration by the Board, in consultation with the Nominating and Governance Committee (the “Nominating Committee”). In accordance with the Company’s Corporate Governance Principles, Mr. Franson has tendered his conditional resignation from the Board to the Company. The Board, in consultation with the Nominating Committee, will consider whether to accept or reject Mr. Franson’s conditional resignation within ninety (90) days of the certification of the shareholder vote, and such determination will be promptly disclosed, together with the reasons for such determination on a Form 8‑K. Mr. Franson’s service as a member of the Board will continue pending the outcome of those deliberations.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Form of Performance Share Unit Agreement

10.2	Form of Restricted Stock Unit Agreement

10.3	2022 Stock Incentive Plan, incorporated by reference to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 23, 2022.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins Senior Vice President, Chief Financial Officer, and Corporate Secretary